Van Kampen Municipal Opportunity Trust II
                          Item 77(O) 10F-3 Transactions
                        November 1, 2004 - April 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Massac  11/3/    -     $106.3 $317,17  2,995,    0.94%  1.02%   JPMorg  JPMorg
husett    04             0     5,000     000                     an,      an
   s                                                            Citigr
 Water                                                           oup,
Pollut                                                          Lehman
  ion                                                           Brothe
Abatem                                                           rs,
  ent                                                           Goldma
 Trust                                                            n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Advest
                                                                  ,
                                                                Inc.,
                                                                Cabrer
                                                                  a
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Fideli
                                                                  ty
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Corby
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Southw
                                                                 est
                                                                Securi
                                                                ties,
                                                                 Inc